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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 6, 2000, with respect to the financial statements of Phillips Gas Company included in the Registration Statement (Form S-1) and related Prospectus of Duke Energy Field Services Corporation for the registration of its common stock.

                                          /s/ ERNST & YOUNG LLP

Tulsa, Oklahoma
March 13, 2000